Surplus reserves	12 Months Ended
Dec. 31, 2019
Surplus reserves [abstract]
Surplus reserves
23	Surplus reserves

As at
1 January 2019 and
31 December 2019

Surplus reserves	8,140,030

According to the Company Law of the PRC, the Company’s articles of association and board resolutions, the Company appropriates 10% of each year’s net profit under PRC GAAP to the statutory surplus reserve. The Company has the option to cease provision for such reserve when it reaches 50% of the registered share capital. Upon the approval from the relevant authorities, this reserve can be used to make up any losses incurred or to increase share capital. Except for offsetting against losses, this reserve cannot fall below 25% of the registered share after being used to increase share capital.

As the statutory surplus reserve reaches 50% of the registered share capital in 2019, the Company made no provision this year.

Appropriation of discretionary surplus reserve is proposed by the Board of Directors, and approved by the general meeting of shareholders. This reserve can be used to make up any losses incurred in prior years or to increase the share capital after obtaining relevant approvals. For the years ended 31 December 2019 and 2018, no provision was made to the discretionary surplus reserve.

According to the articles of association, in distributing the Company’s profits after tax for the relevant accounting year, the lower of amounts determined in accordance with PRC GAAP and IFRS shall be adopted.  As at 31 December 2019, in accordance with PRC GAAP and IFRS, the balance of retained earnings for the Group amounted to approximately RMB30.708 billion and RMB33.677 billion, respectively; and the balance of retained earnings for the Company amounted RMB38.980 billion and RMB36.830 billion, respectively.